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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Dates of Earliest event reported)     January 22, 1999


                             EPL Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado                    0 - 28444                84-0990658
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

2 International Plaza, Suite 245, Philadelphia, PA                19113
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (610) 521-4400


                                 Not Applicable

         (Former name or former address, if changed since last report.)
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ITEM   5.   OTHER EVENTS

        On January 22, 1999, EPL Technologies, Inc. (the "Company") announced that the U.S. patent office had granted a new U.S. patent to the Company, the claims of which are based on fresh-cut potato processing aid technologies designed to better maintain the quality, and thus enhance the economic value, of whole peeled potatoes as they are brought to the consumer, as detailed more fully in the press release attached as Exhibit 99.1.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

        a)               Not Applicable

        b)               Not Applicable

        c)               Exhibits

                         99.1 Press Release dated January 22, 1999 in relation to new patent.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated : February 22, 1999                              EPL Technologies, Inc.


                                               By:    /s/ Paul L. Devine
                                                      --------------------------
                                                      Paul L. Devine
                                                      Chairman and President


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